EXHIBIT 10.9


                                ESCROW AGREEMENT

         ESCROW AGREEMENT (this "AGREEMENT"), dated as of March 23, 2001, by and among Alpha Venture Capital, Inc., a corporation organized and existing under the laws of the Cook Islands (the "INVESTOR"), Struthers, Inc., a corporation organized and existing under the laws of the State of Nevada (the "COMPANY") and Dundee Securities Corporation, a corporation organized and existing under the laws of Ontario, Canada and a member of the Investment Dealers Association, as escrow agent (the "ESCROW AGENT").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to a Common Stock Purchase Agreement dated as of March 23, 2001 between the Company and the Investor (the "PURCHASE AGREEMENT"), the Company and the Investor desire to have shares (the "ESCROW SHARES") of common stock, par value $0.001 per share, of the Company (the "COMMON STOCK") delivered to the Escrow Agent to hold, along with immediately available funds for the purchase of the Common Stock (the "ESCROW FUNDS"), and the Escrow Agent has agreed to receive, hold and redeliver the Escrow Shares and the Escrow Funds, all upon the terms and subject to the conditions hereinafter set forth. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Upon the execution of this Agreement, the Company shall deliver to the Escrow Agent the Warrants and 218,000,000 shares of Common Stock in such denominations as requested by the Investor to enable the Investor to purchase all Put Shares and Warrant Shares issuable under the Purchase Agreement. On the first (1st) Trading Day following any Put Date, the Investor shall deliver to the Escrow Agent the Purchase Price for such Put in immediately available funds.

         2. The Escrow Agent shall promptly notify the Company in writing of receipt of the Purchase Price for the Put Shares for the applicable Put. On the Put Closing Date (the second (2nd) day following the Put Date), (a) the delivery of the Purchase Price by the Investor and the certificate for such Put Shares and the Warrants by the Company shall be deemed to constitute compliance with the conditions precedent to the purchase and sale of the Common Stock pursuant to the Purchase Agreement, unless otherwise notified in writing by the Investor and the Company and (b) upon the joint written directions of the Company and the Investor, the Escrow Agent shall release the relevant Escrow Funds to or upon the order of the Company, and shall release the relevant Escrow Shares to the Investor. If the Company and the Investor jointly notify the Escrow Agent that on the relevant Put Closing Date that any conditions precedent to the obligations of the Company or the Investor, as the case may be, under the Purchase Agreement to be effected that date were not satisfied or waived, then the Escrow Agent shall return the relevant Escrow Funds to the Investor and the

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relevant Escrow Shares to the Company, unless otherwise directed by the Investor or the Company. Prior to return of any Escrow Funds to the Investor, the Investor shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws. The Escrow Agent shall deposit all funds received hereunder in an account controlled by the Escrow Agent.

         3.       The Escrow Agent shall deposit the Purchase Price with:

         Name: Dundee Securities Corporation Location: Suite 3424 Four Bentall Centre, 1055 Dunsmuir Street, P.O. Box 49207, Vancouver, BC V7X 1K8 Account
Name: Alpha Venture Capital, Inc. / Struthers, Inc. transaction Account No.'s:
860022L and 860022M

         4. (a) The certificates for any Escrow Shares delivered to the Escrow Agent pursuant hereto shall be deposited for safekeeping with the Escrow Agent (the "ESCROW ACCOUNT"). During the Escrow Period (hereinafter defined), none of such Escrow Shares deposited in the Escrow Account shall become the property of the Investor or any other entity or be subject to the debts of the Investor or any other entity except as expressly provided herein, and the Escrow Agent shall neither make nor permit any disbursements or deliveries from the Escrow Account except as expressly provided herein.

                  (b) The Escrow Period shall begin on the date of the Purchase Agreement and shall continue until it expires pursuant to the Purchase Agreement. Notwithstanding the foregoing, if any Escrow Shares remain in the Escrow Account, all such Escrow Shares then remaining in the Escrow Account shall be forwarded to the Company's transfer agent for the Common Stock within five (5) business days thereafter upon written request given to the Escrow Agent by the Company.

         5. The Company shall deliver to the Escrow Agent appropriate written notice of any extension or amendment to the Agreement.

         6. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Investor and the Escrow Agent.

         7. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the written advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith provided that such acts do not constitute gross negligence or willful misconduct on the part of the Escrow Agent.

         8. The Escrow Agent is hereby expressly authorized to disregard any and all written warnings given by any of the parties hereto or by any other person or corporation, excepting only joint written notices or directions of the Company and Investor or orders or process of courts of law and is hereby expressly authorized to comply with and obey such joint written notices or orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such joint written notice or order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for hereunder.

         10. In connection with any dispute or conflict that arises between the Investor and the Company pursuant to this Agreement, the Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the written advice of such counsel, and may pay such counsel reasonable compensation therefore, which compensation shall be equally reimbursed by the Investor and the Company.

         11. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investor; provided that the Escrow Shares and Escrow Funds in control of the Escrow Agent are delivered prior to the date of the Escrow Agent's resignation to a substitute escrow agent selected by the Investor or in accordance with the joint written directions from the Company and the Investor. In the event of any such resignation, the Investor and the Company shall appoint a mutually agreeable successor Escrow Agent.

         12. If the Escrow Agent reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         13. It is understood and agreed that should any dispute arise between the Company and the Investor with respect to the delivery and/or ownership or right of possession of the documents, the Escrow Shares or the Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent shall retain the documents, Escrow Shares or the Escrow Funds held by it for a period of thirty (30) days so that the Investor and the Company may settle such dispute by a mutual written agreement. If no mutual written agreement is agreed upon between the Investor and the Company during such thirty (30) day period, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents, the Escrow Shares or the Escrow Funds until such disputes shall have been settled either by mutual written agreement of the Investor and the Escrow Agent or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the Escrow Shares, the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the City of New York and State of New York in accordance with the applicable procedure therefore.

         14. The Company and the Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its officers, directors, employees and agents from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall (a) have been tax obligations in connection with Escrow Agent's fee hereunder, or (b) have been determined by final, unappealable judgment or a judgment from which the time to appeal has been expired of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent. It is understood and agreed that this indemnification shall survive the termination or discharge of this agreement or the resignation of the Escrow Agent.

         15. Any notice to the Investor or the Company required or permitted hereunder shall be given in the manner provided in the Section headed "Notices" in the Purchase Agreement, the terms of which are incorporated herein by reference. Any notice to the Escrow Agent shall be addressed to Dundee Securities Corporation, Suite 3424 Four Bentall Centre, 1055 Dunsmuir Street, P.O. Box 49207, Vancouver, BC V7X 1K8, Attention: Chris Dabbs, Fax No.: (604) 642-0388.

         16. By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement and the Escrow Agent does not become a party to the Purchase Agreement. The Company and the Investor have become parties hereto by their execution and delivery of the Purchase Agreement, as provided therein.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of this instrument signed by the Escrow Agent shall be legal and binding on all parties hereto.

         18. The rights and obligations of any party hereto are not assignable without the written consent of the other parties hereto. This Agreement constitutes the entire agreement amongst the parties with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                           STRUTHERS, INC.



                           BY:___________________________
                              Name:
                              Title:


                            ALPHA VENTURE CAPITAL, INC.


                            By: __________________________
                                Name:
                                Title:


                           DUNDEE SECURITIES CORPORATION


                           By: __________________________
                               Name:
                               Title:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                 STRUTHERS, INC.

                         COMMON STOCK PURCHASE WARRANT A

                  1. ISSUANCE. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by STRUTHERS, INC., a Nevada corporation (the "Company"), ALPHA VENTURE CAPITAL, INC., or registered assigns (the "Holder") is hereby granted the right to purchase at any time commencing March 23, 2001 until 5:00 P.M., New York City time, on March 23, 2006 (the "Expiration Date"), ___________ fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") at an initial exercise price per share of an amount equal to $_____ [the lesser of (a) ninety percent (90%) of the average of the five (5) closing bid prices following January 3, 2001 or (b) ninety percent (90%) of the average of the five (5) closing bid prices following the effective date of the Registration Statement] (the "Exercise Price"), subject to further adjustment as set forth in Section 6 hereof.

                  2.       EXERCISE OF WARRANTS.

                  (a) This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise," by means of tendering this Warrant to the Company to receive a number of shares of Common Stock equal to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the product of the number of shares issuable upon exercise and the Exercise Price, divided by the Market Value Per Share. For example, if Holder receives a warrant to purchase 1,500,000 shares of Common Stock at an Exercise Price of $1.00 and decides to use the "cashless exercise" method to exercise its option to purchase all 1,500,000 shares at a time when the Company's Common Stock has a Market Value Per Share of $10.00, Holder would receive 1,350,000 shares of Common Stock upon exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock for the ten (10) days preceding the Company's receipt of the Notice of Exercise Form duly executed multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant, and "Market Value Per Share" shall be an amount equal to the average closing bid price of a share of Common Stock for the ten (10) days preceding the Company's receipt of the duly executed Notice of Exercise Form.

                  (b) For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder and the holding period for the Warrant Shares shall be deemed to have been commenced on the issue date.

                  3. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

                  4. MUTILATION OR LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

                  5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

                  6.       PROTECTION AGAINST DILUTION.

                  6.1 ADJUSTMENT MECHANISM. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share (the "Adjusted Exercise Price"), to equal (iii) the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the Exercise Price before adjustment. For example, if Holder receives a warrant to purchase 1,500,000 shares of Common Stock at an Exercise Price of $1.00, and the Adjusted Exercise Price is $0.50, Holder will be entitled to receive 3,000,000 shares of Common Stock.

                  6.2 CAPITAL ADJUSTMENTS. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

                  6.3 ADJUSTMENT FOR SPIN OFF. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued if Holder had exercised its right to purchase all of the remaining Common Stock available to Holder under this Warrant as of the close of business on the trading day immediately before the record date (the "Outstanding Warrants") for determining the amount of the number of Spin Off Securities to be issued to security holders of the Company (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder upon exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the Outstanding Warrants.

                  7. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid, return receipt requested. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

         If to the Company:

                  Struthers, Inc.
                  1866-B Raoul Wallenberg Blvd.
                  Charleston, South Carolina 29407
                  Attention: Douglas W. Beatty, President
                  Telephone No.:  (843) 763-1755
                  Facsimile No.: (843) 763-1990

         If to the Holder:

                  Alpha Venture Capital, Inc.
                  Avarua Rarotonga
                  Cook Islands
                  Fax No. (242) 356-4147
                  Attention: Mr. Barry Herman, Director

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

                  8. LIQUIDATED DAMAGES. If the Company fails to cause its transfer agent to deliver to the Holder unlegended certificates representing the Warrant Shares within ten (10) business days after the Date of Exercise, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,000 for each day after such tenth (10th) business day until such certificates are delivered. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon exercise within the period specified herein and the Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                  9. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein.

                  10. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                  11. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  12. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


                  IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the day of , 2001.

                       STRUTHERS, INC.


                       By: ______________________________


ATTEST:


-------------------------------





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


                          NOTICE OF EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of ______________, to purchase __________shares of the Common Stock, par value $0.001 per share, of Struthers, Inc. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

         Please deliver the stock certificate to:



Dated:______________________


By:_________________________



         CASH:    $ _____________________

         CASHLESS EXERCISE: _____________







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



THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                 STRUTHERS, INC.

                         COMMON STOCK PURCHASE WARRANT B

                  1. ISSUANCE. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by STRUTHERS, INC., a Nevada corporation (the "Company"), ALPHA VENTURE CAPITAL, INC., or registered assigns (the "Holder") is hereby granted the right to purchase at any time commencing March 23, 2001 until 5:00 P.M., New York City time, on March 23, 2006 (the "Expiration Date"), ___________ fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") at an initial exercise price per share of an amount equal to $_____ [the lesser of (a) one hundred percent (100%) of the average of the closing bid prices for the five
(5) trading days immediately preceding the date of issuance of this Warrant or
(b) one hundred percent (100%) of the average of the closing bid prices of the five (5) trading days immediately preceding the date that the Holder may exercise such portion of the Warrant in accordance with Section 2(b) of this Warrant] (the "Exercise Price"), subject to further adjustment as set forth in
Section 6 hereof.

                  2.       EXERCISE OF WARRANTS.

                  (a) This Warrant is exercisable as set forth in clause (b) of this Section 2 at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise," by means of tendering this Warrant to the Company to receive a number of shares of Common Stock equal to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the product of the number of shares issuable upon exercise and the Exercise Price, divided by the Market Value Per Share. For example, if Holder receives a warrant to purchase 1,500,000 shares of Common Stock at an Exercise Price of $1.00 and decides to use the "cashless exercise" method to exercise its option to purchase all 1,500,000 shares at a time when the Company's Common Stock has a Market Value Per Share of $10.00, Holder would receive 1,350,000 shares of Common Stock upon exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock for the ten (10) days preceding the Company's receipt of the Notice of Exercise Form duly executed multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant, and "Market Value Per Share" shall be an amount equal to the average closing bid price of a share of Common Stock for the ten
(10) days preceding the Company's receipt of the duly executed Notice of Exercise Form.

                  (b) Commencing thirty days after the date the registration statement registering the Warrant Shares has been declared effective by the SEC (the "Effective Date") and provided that the Company has requested a Put, the Holder of this Warrant may purchase up to 10% of the Warrant Shares (subject to adjustment as hereinafter provided) covered by this Warrant and, at the end of each thirty day period thereafter, provided that the Company has requested a Put, the Holder may purchase an additional 10% of the Warrant Shares. The Holder's right to purchase the Warrant Shares pursuant to this clause shall be cumulative.

                  (c) For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder and the holding period for the Warrant Shares shall be deemed to have been commenced on the issue date.

                  3. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

                  4. MUTILATION OR LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

                  5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

                  6.       PROTECTION AGAINST DILUTION.

                  6.1 ADJUSTMENT MECHANISM. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share (the "Adjusted Exercise Price"), to equal (iii) the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the Exercise Price before adjustment. For example, if Holder receives a warrant to purchase 1,500,000 shares of Common Stock at an Exercise Price of $1.00, and the Adjusted Exercise Price is $0.50, Holder will be entitled to receive 3,000,000 shares of Common Stock.

                  6.2 CAPITAL ADJUSTMENTS. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

                  6.3 ADJUSTMENT FOR SPIN OFF. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued if Holder had exercised its right to purchase all of the remaining Common Stock available to Holder under this Warrant as of the close of business on the trading day immediately before the record date (the "Outstanding Warrants") for determining the amount of the number of Spin Off Securities to be issued to security holders of the Company (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder upon exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the Outstanding Warrants.

                  7. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid, return receipt requested. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

         If to the Company:

                  Struthers, Inc.
                  1866-B Raoul Wallenberg Blvd.
                  Charleston, South Carolina 29407
                  Attention: Douglas W. Beatty, President
                  Telephone No.:  (843) 763-1755
                  Facsimile No.: (843) 763-1990






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         If to the Holder:

                  Alpha Venture Capital, Inc.
                  Avarua Rarotonga
                  Cook Islands
                  Fax No. (242) 356-4147
                  Attention: Mr. Barry Herman, Director

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

                  8. LIQUIDATED DAMAGES. If the Company fails to cause its transfer agent to deliver to the Holder unlegended certificates representing the Warrant Shares within ten (10) business days after the Date of Exercise, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,000 for each day after such tenth (10th) business day until such certificates are delivered. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon exercise within the period specified herein and the Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                  9. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein.

                  10. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                  11. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  12. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.







                                     -138-
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                  IN WITNESS WHEREOF, the parties hereto have executed this
Warrant as of the day of , 2001.

ATTEST:                                              STRUTHERS, INC.


_____________________________                        By: _______________________




                          NOTICE OF EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of ______________, to purchase __________shares of the Common Stock, par value $0.001 per share, of Struthers, Inc. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

         Please deliver the stock certificate to:



Dated:______________________


By:_________________________



         CASH:    $ _____________________

         CASHLESS EXERCISE: _____________







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